     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1998


                                                             FILE NO. 2-71066
                                                             FILE NO. 811-2898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                     / /


                        Post-Effective Amendment No. 21                      /X/


                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/


                                Amendment No. 21                             /X/

                                  -----------

                         THE VALUE LINE CASH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York                10017-5891
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                 (ZIP
CODE)

       Registrant's Telephone Number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830


                                 -------------


           It is proposed that this filing will become effective (check appropriate box)



/ /     Immediately upon filing pursuant to paragraph (b)
/ /     60 days after filing pursuant to paragraph (a)(1)
/ /     75 days after filing pursuant to paragraph (a)(2)
/X/     On May 1, 1998 pursuant to paragraph (b)
/ /     On (date) pursuant to paragraph (a)(1)
/ /     On (date) pursuant to paragraph (a)(2) of rule 485



           If appropriate, check the following box:



        This post-effective amendment designates a new
        effective date for a
/ /     previously filed post-effective amendment.


                                 -------------


          Title of Securities Being Registered: Common Stock, $1 par value


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         THE VALUE LINE CASH FUND, INC.
                                   FORM N-1A
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                            LOCATION
----------------                                                          ---------------------------------------
PART A (PROSPECTUS)
    Item  1.      Cover Page............................................  Cover Page
    Item  2.      Synopsis..............................................  Omitted
    Item  3.      Condensed Financial Information.......................  Summary of Fund Expenses; Financial
                                                                            Highlights
    Item  4.      General Description of Registrant.....................  Cover Page; Investment Objective and
                                                                            Policies; Investment Restrictions;
                                                                            Additional Information
    Item  5.      Management of the Fund................................  Summary of Fund Expenses; Management of
                                                                            the Fund; Additional Information
    Item  6.      Capital Stock and Other Securities....................  Dividends, Distributions and Taxes;
                                                                            Additional Information
    Item  7.      Purchase of Securities Being Offered..................  How to Buy Shares; Calculation of Net
                                                                            Asset Value; Investor Services
    Item  8.      Redemption or Repurchase of Securities................  How to Redeem Shares
    Item  9.      Pending Legal Proceedings.............................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.      Cover Page............................................  Cover Page
    Item 11.      Table of Contents.....................................  Table of Contents
    Item 12.      General Information and History.......................  Additional Information (Part A)
    Item 13.      Investment Objectives and Policies....................  Investment Objective and Policies;
                                                                            Investment Restrictions
    Item 14.      Management of the Fund................................  Directors and Officers
    Item 15.      Control Persons and Principal Holders of Securities...  Management of the Fund (Part A);
                                                                            Directors and Officers
    Item 16.      Investment Advisory and Other Services................  Management of the Fund (Part A); The
                                                                            Adviser
    Item 17.      Brokerage Allocation..................................  Management of the Fund (Part A);
                                                                            Brokerage Arrangements
    Item 18.      Capital Stock and Other Securities....................  Additional Information (Part A)
    Item 19.      Purchase, Redemption and Pricing of Securities Being
                    Offered.............................................  How to Buy Shares; Calculation of Net
                                                                            Asset Value; Suspension of
                                                                            Redemptions
    Item 20.      Tax Status............................................  Taxes
    Item 21.      Underwriters..........................................  Not Applicable
    Item 22.      Calculation of Performance Data.......................  Calculation of Yield (Part A);
                                                                            Performance Data
    Item 23.      Financial Statements..................................  Financial Statements


PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE
VALUE LINE                           PROSPECTUS
CASH FUND, INC.                     May 1, 1998



220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729
www.valueline.com


            The Value Line Cash Fund, Inc. (the "Fund") is a no-load investment company whose investment objective is to secure as high a level of current income as is consistent with liquidity and preservation of capital.

            The Fund invests in short-term money market instruments maturing in 397 days or less--U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper, other corporate debt obligations--and in repurchase agreements with respect to U.S. government securities.

            The Fund's investment adviser is Value Line, Inc. (the
            "Adviser").

            AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR
            GUARANTEED BY THE U.S. GOVERNMENT.

            SHARES OF THE FUND ARE OFFERED AT NET ASSET VALUE. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE BUT THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO AT ALL TIMES. There are no sales charges or redemption fees.


   This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated May 1, 1998, which may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above. The Statement, which is incorporated into this Prospectus by reference, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Commission's Internet Web site at http://www.sec.gov.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases.....................................................       None
  Sales Load on Reinvested Dividends..........................................       None
  Deferred Sales Load.........................................................       None
  Redemption Fees.............................................................       None
  Exchange Fee................................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees.............................................................    .40%
  12b-1 Fees..................................................................       None
  Other Expenses..............................................................    .19%
  Total Fund Operating Expenses...............................................    .59%



EXAMPLE                                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                     -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:.......   $       6    $      18    $      32    $      74



    The foregoing is based upon the expenses for the year ended December 31, 1997, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. This example should not be considered a representation of past or future expenses; actual expenses in the future may be greater or less than these shown.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following information on selected per share data and ratios with respect to each of the five years in the period ended December 31, 1997, and the related financial statements, have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which also appear in the Fund's Annual Report to Shareholders available from the Fund without charge.



                                                                YEAR ENDED DECEMBER 31
                      -----------------------------------------------------------------------------------------------------------
                        1997       1996       1995       1994       1993       1992       1991       1990       1989       1988
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
  beginning of
  year..............    $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net investment
    income..........      .051       .050       .054       .037       .031       .037       .059       .079       .091       .074
  Dividends from net
    investment
    income..........     (.051)     (.050)     (.054)     (.037)     (.031)     (.037)     (.059)     (.079)     (.091)     (.074)
  Net realized loss
    on securities...     --         --         --         (.005)     --         --         --         --         --         --
  Voluntary capital
    contribution
    from Adviser....     --         --         --          .005      --         --         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Changes in net
    asset value.....     --         --         --         --         --         --         --         --         --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
  end of year.......    $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total return........     5.10%      5.00%      5.40%     3.69%*      3.06%      3.74%      5.89%      7.91%      9.05%      7.36%
Ratios/Supplemental
  Data:
Net assets, end of
  year (in
  thousands)........  $303,094   $361,797   $359,343   $341,632   $345,769   $415,190   $438,218   $499,203   $578,348   $596,482
Ratio of expenses to
  average net
  assets............      .59%       .55%       .57%       .61%      0.60%      0.60%      0.58%      0.65%      0.64%      0.65%
Ratio of net
  investment income
  to average net
  assets............     4.97%      4.86%      5.27%      3.63%      3.02%      3.67%      5.74%      7.57%      8.68%      7.14%


------------------------------
* The total return for 1994 reflects the effect of a voluntary capital contribution from the Adviser. Without such contribution, the total return would have been 3.19%.
INVESTMENT OBJECTIVE AND POLICIES
    The Fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity. The Fund's investment objective cannot be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

BASIC INVESTMENT STRATEGY

    The Fund invests only in short-term instruments (maturing in 397 days or less) and primarily invests in:

    (1) U.S. government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the U.S. government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

    (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100 million and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

    (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

    (4) Commercial paper issued by corporations maturing within 397 days from the day of purchase and rated Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("Standard & Poor's"), or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by Standard & Poor's.

    (5) Other debt instruments issued by corporations maturing within 397 days from the day of purchase and rated at least Aa by Moody's or AA by Standard & Poor's.

See the Statement of Additional Information for an explanation of the Value Line, Moody's and Standard & Poor's ratings.

    The Fund may also purchase variable or floating rate instruments with periodic demand features referred to as "liquidity puts."


    The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term Eligible Securities includes securities rated by the Requisite NRSROs in one of the two highest short-term rating categories (highest rating is "First Tier Securities"), securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.


    The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and unrated securities of comparable quality ("Second Tier Securities"). Furthermore, the Fund may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

    Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

    The Adviser uses its best judgment in selecting investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund intends to keep the average maturity of its holdings to 90 days or less.

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. See "Investment Restrictions" in the Statement of Additional Information.

CALCULATION OF YIELD


    From time to time the Fund advertises its "yield" and "effective yield." BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (stated in the advertisement). This income is then "annualized"; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The following is an example of the current yield calculation for the seven day period ended December 31, 1997:



Value of hypothetical account at end of period...................  $  1.000993
Value of hypothetical account at beginning of period.............     1.000000
                                                                   ------------
Base period return...............................................  $   .000993
                                                                   ------------
CURRENT YIELD (.000993 x (365/7))................................         5.18%
EFFECTIVE ANNUAL YIELD, assuming daily compounding...............         5.31 %



    The weighted average life to maturity of the Fund's portfolio on December 31, 1997 was 82 days.

    The Fund's yield will fluctuate depending on market conditions, on the type, quality and maturity of the securities in which it invests, and on its operating expenses. Investors should note that the investment results of the Fund will vary over time, and any presentation of the Fund's yield for any period should not be considered as a representation of what an investment may earn or what an investor's yield may be in any future period.

    Comparative performance information may be used from time to time in advertising or marketing shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry or financial publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investors, Forbes, Fortune, Business Week, Investor's Business Daily, Wall Street Journal, Donoghue, and Barron's.

MANAGEMENT OF THE FUND


    The management and affairs of the Fund are supervised by the Fund's Board of Directors. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser.



    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. Substantially all of the non-voting stock is owned by or for the benefit of members of the Bernhard family. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Adviser is paid an advisory fee at an annual rate of 0.4% of the Fund's average daily net assets during the year. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses" on page 2.


CALCULATION OF NET ASSET VALUE


    The net asset value of the Fund's shares is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by adding the fair value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the result to the nearest full cent per share. It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions but attainment of this objective is not guaranteed.


    The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

HOW TO BUY SHARES

    Shares of the Fund are sold at net asset value next determined after receipt and acceptance by National Financial Data Services, Inc., the Shareholder Servicing Agent ("NFDS"), of a purchase order and payment in federal funds. There are no sales charges. Payments transmitted to NFDS by check are normally converted to federal funds within two business days following receipt if the check is drawn on a member bank of the Federal Reserve System. Third party checks will not be accepted for either initial or subsequent investments.

    Dealers in the securities in which the Fund will invest usually require immediate payment in federal funds (which are monies held by a commercial bank on deposit in one of the branch banks of the Federal Reserve System). Therefore, a payment by a Fund shareholder for his shares cannot be invested until it is converted into federal funds. When such payments are made available in federal funds prior to 4:00 p.m. New York time, a share purchase order will be entered at the price determined as of such close and income dividends on the shares purchased will begin on the day following such investment. During the period of time prior to the receipt of federal funds an investor's money will not be invested.


    You may make your initial and subsequent investments of $1,000 or more by mail, by wire or through your broker-dealer. Additional investments of less than $1,000 (minimum $100) can only be made by mail. In order to assure that the $1,000 minimum for an initial investment is not circumvented, the Fund may refuse to effect a transfer from one account to another if any account with a value of less than $1,000 would result. The Fund may refuse any order for the purchase of shares. Share certificates will not be issued unless specifically requested in writing. The Fund reserves the right to waive the initial and subsequent investment minimums at any time.


    MAIL: Send your check to Value Line Funds, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141-6729. The check should be made payable to "NFDS-Agent", and initial investments should be accompanied by a completed and signed purchase application.

                 IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of such check, currently determined to be up to 15 days.

    WIRE PURCHASE: An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

    State Street Bank and Trust Company, Boston, MA
    ABA #011000028
    Attn: Mutual Fund Division

DDA #99049868
The Value Line Cash Fund, Inc.
    A/C # ________________________
    Shareholder name and account information
    Tax ID# ________________________

NOTE: A COMPLETED AND SIGNED APPLICATION MUST BE MAILED IMMEDIATELY AND RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and, to avoid fees and delays should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.


    BROKER/DEALERS: Shares may be purchased or redeemed through registered broker-dealers other than through Value Line Securities. Broker-dealers who process such orders for their customers may charge a fee for these services. Broker-dealers are responsible for promptly transmitting purchase and redemption orders to the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund earns interest daily on its investments and will distribute daily all of its net investment income. Net short-term capital gains, if any, will be distributed once a year. Distributions are paid on each day the Fund is open for business. Earnings for Saturdays, Sundays, and holidays are paid as a dividend on the next business day. All distributions are automatically credited to shareholder accounts as reinvestments in additional Fund shares at net asset value on the day declared. If cash is desired, investors may so indicate in the appropriate section of the application.


    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and net realized capital gains. Distributions of net investment income and net realized short-term capital gains are, however, taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional Fund shares. No portion of such distributions will be eligible for the dividends-received deduction for corporate shareholders.


    A statement of all transactions, including shares accumulated from dividends and capital gains distributions, is mailed to each shareholder quarterly and information as to the tax status of the distributions is given annually.


    The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The Fund reserves the right to close, by redemption, accounts for which the holder fails to provide a valid social security or taxpayer identification number required to do so.

    Further information relating to U.S. income tax matters is contained in the Statement of Additional Information. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.


HOW TO REDEEM SHARES

    Any shareholder may redeem his shares by writing to the Fund's Shareholder Servicing Agent (NFDS), P.O. Box 419729, Kansas City, MO 64141-6729. A shareholder holding certificates for shares must surrender the certificates, properly endorsed, with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A guarantee from a Notary Public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case, the signature or signatures must correspond to the name in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS. A signature guarantee is not required if you instructed NFDS on your initial purchase application to send redemption proceeds to a pre-designated bank.


    The redemption will be made at the net asset value per share next determined following receipt of the request in good order. Payment will normally be made within one business day of a redemption required, but in no event may payments be made later than seven days after receipt, in good order, of the request. A check for the redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. The proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank. The Fund does not impose a redemption charge, but shares redeemed through brokers or dealers may be subject to a service charge by such firms.


    Due to the high cost of maintaining smaller accounts, the Board of Directors may authorize the Fund to close shareholder accounts where their values fall below $500 thirty days after each such shareholder account is mailed a notice to that effect. During the 30-day period, the shareholder may raise the account level to $500 to avoid having the account closed.

    BY TELEPHONE OR WIRE. You may redeem shares by telephone or wire instructions to NFDS by so indicating on the initial application. Payment will normally be transmitted on the business day following receipt of your instructions to the bank account at the member bank of the Federal Reserve System you have designated on your initial purchase application. Heavy wire traffic, however, may delay its arrival until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Fund.

    BY CHECK. You may elect this method of redemption by so indicating on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check. Checks are free but NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient or uncollected funds or other valid reasons.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signatures guaranteed must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice.

    IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of such check, currently determined to be up to 15 days.

INVESTOR SERVICES

    VALU-MATIC-REGISTERED TRADEMARK-. The Fund offers a free service to its shareholders through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The shareholder authorizes the Fund to debit the shareholder's bank account monthly for the purchase of Fund shares on or about the 3rd or 18th of each month. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.

    EXCHANGE OF SHARES. Shares of the Fund may be exchanged for shares of the other Value Line funds in any identically registered account on the basis of the respective net asset values next computed after receipt of the exchange order, without cost. Shares of those other funds with a net asset value of $1,000 or more may likewise be exchanged for shares of the Fund without cost. The privilege to exchange Fund shares enables investors to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Exchange of Fund shares is available to investors who reside in any State in which the fund being acquired may legally be sold.

    BY TELEPHONE: A Telephone Exchange Authorization is provided as part of the Application accompanying this Prospectus. You may make telephone exchanges provided that (i) you have elected the telephone exchange option on the original Application, (ii) the registration on the two accounts will be identical, and
(iii) the shares to be exchanged are not in certificate form. Neither the Fund, NFDS nor Value Line Securities will be responsible for the authenticity of exchange instructions received by telephone or telegraph. NFDS must receive exchange instructions prior to 4:00 p.m., New York time, if the shares to be purchased are to receive that day's net asset value price. The number to call to make an exchange is 1-800-243-2729.

    IN WRITING: Exchange requests may also be made in writing and should be sent to the Fund's Shareholder Servicing Agent, NFDS. If certificates have been issued to you for the shares to be exchanged they should be submitted with your request.

    An exchange involves a redemption of all or a portion of your shares in the Fund and the investment of the redemption proceeds in shares of the other fund which you have selected. The redemption will be made at the net asset value of the shares to be redeemed next determined after your exchange request is received in proper order. The shares of the fund to be acquired will be purchased at the net asset value of those shares next determined after acceptance of the purchase order by that fund. However, if shares of one or more of these funds are being exchanged for shares of the Fund or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment advisor) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price up to the seventh day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption. To prevent abuse of the exchange privilege, the Fund also reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange OUT of the Fund or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated at any time, and any of the Value Line funds may discontinue offering its shares generally or in any particular State without prior notice. Copies of the prospectuses for the other Value Line funds may be obtained from Value Line Securities by telephoning 1-800-223-0818. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.

    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Fund, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan (the "Plan") the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.

    MONTHLY INCOME DISTRIBUTIONS. Investors may receive periodic income payments from the Fund. Shares purchased each day through the automatic reinvestment of dividends and distributions are redeemed at net asset value on the last business day of the month in accordance with the shareholder's request. Investors may open a plan by completing the appropriate portion of the Application. Payments under these plans will not result in a reduction or depletion of the shares originally purchased. This periodic payment service may be terminated at any time by the investor, the Fund or NFDS.

    TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund may be purchased for various types of retirement plans. For more complete information, contact Value Line Securities at 1-800-223-0818 during New York business hours.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1979. The Fund has 2 billion authorized shares of common stock, $.10 par value. Each share has one vote, with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.


    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the cover page of this Prospectus. Inquiries from shareholders regarding their accounts and account balances should be directed to NFDS, servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, at 1-800-243-2729. Shareholders should note that they may be required to pay a fee for special services such as historical transcripts of an account. Our Info-Line (1-800-243-2739) provides the latest account information 24 hours a day, every day, and is available to shareholders with pushbutton phones. The Fund's Annual Report contains a discussion of the Fund's performance, which will be made available upon request and without charge.



    SHAREHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of shareholders. However, special meetings of shareholders will be held as required by law, for purposes such as changing fundamental policies or approving an advisory agreement.



    YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                         THE VALUE LINE FAMILY OF FUNDS
-------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.


1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.


1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

------------------------------
* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 E. 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Summary of Fund Expenses.......................           2
Financial Highlights...........................           3
Investment Objective and Policies..............           3
Investment Restrictions........................           5
Calculation of Yield...........................           5
Management of the Fund.........................           6
Calculation of Net Asset Value.................           6
How to Buy Shares..............................           7
Dividends, Distributions and Taxes.............           8
How to Redeem Shares...........................           9
Investor Services..............................          10
Additional Information.........................          12

-------------------------------------------
                                   PROSPECTUS
------------------


                                  MAY 1, 1998


                                 The Value Line
                                      Cash
                                   Fund, Inc.

                                 (800) 223-0818

                                     [LOGO]

                         THE VALUE LINE CASH FUND, INC.


              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com


--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998

-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of The Value Line Cash Fund, Inc. (the "Fund") dated May 1, 1998, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                 --------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                      ---------
Investment Objectives and Policies..................................................  B-1
Investment Restrictions.............................................................  B-2
Directors and Officers..............................................................  B-3
The Adviser.........................................................................  B-5
Brokerage Arrangements..............................................................  B-6
How to Buy Shares...................................................................  B-6
Suspension of Redemptions...........................................................  B-7
Taxes...............................................................................  B-7
Performance Data....................................................................  B-8
Additional Information..............................................................  B-9
Financial Statements................................................................  B-9
Appendix............................................................................  B-9


                       INVESTMENT OBJECTIVES AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES" IN THE FUND'S PROSPECTUS)

    The investment policies set forth in the Prospectus and in this Statement of Additional Information are fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

        (1) Purchase any security except those discussed under "Investment Objective and Policies" in the Prospectus.

        (2) Write, purchase or sell put or call options or combinations thereof or purchase warrants.

        (3) Borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

        (4) Engage in the underwriting of securities of other issuers.

        (5) Invest in real estate although the Fund may purchase marketable securities of issuers which invest in real estate.

        (6) Invest in commodities or commodity contracts.

        (7) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments including restricted securities do not exceed 10% of the Fund's assets.

        (8) Purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (9) Purchase securities of other investment companies.

        (10) Invest 25% or more of its assets in securities of issuers in any one industry. This restriction does not apply to investments in bank obligations or to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (11) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        (12) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and Value Line, Inc. (the "Adviser"), who each owns more than .5% of the outstanding securities of such issuer, together own more than 5% of such securities.

        (13) Issue senior securities except evidences of indebtedness permitted by restriction No. 3 above.

        (14) Purchase securities for the purpose of exercising control over another company.

        (15) Purchase securities on margin or sell short or participate on a joint and several basis in any trading account in securities.

        (16) Purchase oil, gas or other mineral exploration or development programs.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

                             DIRECTORS AND OFFICERS


                           POSITION WITH
NAME, ADDRESS AND AGE      FUND                PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------  ----------------  ---------------------------------------------
*Jean Bernhard Buttner     Chairman of the   Chairman, President and Chief Executive
 Age 63                    Board of          Officer of the Adviser and Value Line
                           Directors         Publishing, Inc. Chairman and President of
                           and President     the Value Line Funds and the Distributor.
 John W. Chandler          Director          Consultant, Academic Search Consultation
 2801 New Mexico Ave,                        Service, Inc.; Trustee Emeritus and Chairman
 N.W.                                        (1993-1994) of Duke University; President
 Washington, DC 20007                        Emeritus, Williams College.
 Age 74
*Leo R. Futia              Director          Retired Chairman and Chief Executive Officer
 201 Park Avenue South                       of The Guardian Life Insurance Company of
 New York, NY 10003                          America and Director since 1970. Director
 Age 78                                      (Trustee) of The Guardian Insurance & Annuity
                                             Company, Inc., Guardian Investor Services
                                             Corporation, and the Guardian-sponsored
                                             mutual funds.
 David H. Porter           Director          President of Skidmore College; Director of
 813 North Broadway                          Adirondack Trust Company.
 Saratoga Springs, NY
 12866
 Age 62
 Paul Craig Roberts        Director          Chairman, Institute for Political Economy;
 505 S. Fairfax Street                       Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 59
 Nancy-Beth Sheerr         Director          Chairman, Radcliffe College Board of
 1409 Beaumont Drive                         Trustees.
 Gladwyne, PA 19035
 Age 48


------------------------
*"Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

                           POSITION WITH
NAME, ADDRESS AND AGE      FUND                PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------  ----------------  ---------------------------------------------
 Nathan N.J. Grant         Vice President    Portfolio Manager with the Adviser since
 Age 28                                      1996; Trader, Fixed Income Securities,
                                             Blaylock & Partners, 1994-1996; Trader,
                                             Donaldson, Lufkin, Jenrette, 1992-1994.
 Charles Heebner           Vice President    Portfolio Manager with the Adviser.
 Age 61
 David T. Henigson         Vice President,   Vice President, Director and Compliance
 Age 40                    Secretary and     Officer of the Adviser. Director and Vice
                           Treasurer         President of the Distributor.


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


    Directors and certain officers of the Fund are also directors and officers of other investment companies for which the Adviser acts as investment adviser. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 1997. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1997



                                                                                                      TOTAL
                                                                  PENSION OR         ESTIMATED     COMPENSATION
                                                                  RETIREMENT          ANNUAL        FROM FUND
                                                AGGREGATE          BENEFITS          BENEFITS        AND FUND
                                              COMPENSATION      ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                                  FROM FUND      OF FUND EXPENSES     RETIREMENT      (12 FUNDS)
-------------------------------------------  ---------------  -------------------  -------------  --------------
Jean B. Buttner............................     $     -0-                N/A               N/A      $      -0-
John W. Chandler...........................         2,968                N/A               N/A          35,620
Leo R. Futia...............................         2,718                N/A               N/A          32,620
David H. Porter............................           553                N/A               N/A           6,633
Paul Craig Roberts.........................         2,968                N/A               N/A          35,620
Nancy-Beth Sheerr..........................         2,965                N/A               N/A          35,620



    As of December 31, 1997, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser (and its affiliates) which owned an aggregate of 28,908,862 shares, (approximately 9.5%). In addition, the Value Line, Inc. Profit Sharing and Savings Plan owned 7,738,209 shares (2.5%) and officers and directors of the Fund as a group owned an aggregate of 12,470,837 shares of the Fund (4.1%).

                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for an advisory fee payable monthly at an annual rate of 0.4% of the Fund's average daily net assets during the year. During 1995, 1996 and 1997, the Fund paid or accrued to the Adviser advisory fees of $1,427,000, $1,476,000 and $1,298,567 respectively.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.


    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.


    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Fund does not purchase or sell a security based solely on information contained in the Value Line Investment Survey. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information, no such agreements exist.

                             BROKERAGE ARRANGEMENTS

    Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and asked prices. The Fund's policy is to seek prompt execution at the most favorable prices. Transactions may be directed to dealers in return for special research and statistical information, as well as for services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Adviser from dealers effecting portfolio transactions. While any such research services may allow the Adviser to supplement its own research staffs of other securities firms, the Adviser has advised the Fund that, in its opinion, the receipt of such research services from others will not reduce its over-all expenses.

    Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes will be zero.

                               HOW TO BUY SHARES
      (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO BUY SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order and payment in federal funds. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.


    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor"), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor receives no compensation. The Distributor also serves as distributor to the other Value Line funds.



    The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, in which event customer orders will be priced at the Fund's net asset value next computed after they are accepted by the authorized broker or the broker's authorized designee.


    AUTOMATIC PURCHASES. The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's account. The required form to enroll in this program is available upon request from the Distributor.


    RETIREMENT PLANS. Shares of the Fund may be purchased as the investment medium for various retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact the Distributor at 1-800-223-0818 during New York business hours.


                           SUSPENSION OF REDEMPTIONS


    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund's Board of Directors under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading in the markets the Fund normally utilizes is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; and (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.


                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)


    Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The Fund intends to qualify and elect to be treated each year as a regulated investment company under Subchapter M of the Code.



    As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company income -- dividends, interest and net short-term capital gains in excess of net long-term capital losses -- for the taxable year is distributed. The Fund intends to distribute substantially all of its investment company income and net capital gains to shareholders for federal income tax purposes although such distributions will be automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise.



    Amounts not timely distributed by the Fund are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during a calendar year at least 98% of its ordinary income, 98% of its capital gains in excess of capital losses for the one year period ended October 31 of such year, and all ordinary income and capital gains for previous years that were not distributed in earlier years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the

Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.



    REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make certain certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid or reinvested.


                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate annual total return information over different periods of time.

    The Fund's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:


                                P(1+T)(n) = ERV


Where:     P          =          a hypothetical initial purchase order of $1,000
           T          =          average annual total return
           n          =          number of years
           ERV        =          ending redeemable value of the hypothetical $1,000 purchase at the end of the period

    As stated in the Prospectus, the Fund may also quote its current yield in advertisements and investor communications.

    The Fund's current yield and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or Standard & Poor's Indices. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return or yield may be in any future period.

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended December 31, 1997, including the financial highlights for each of the five fiscal years in the period ended December 31, 1997, appearing in the 1997 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                                    APPENDIX

DESCRIPTION OF SHORT-TERM INSTRUMENTS

    The types of instruments that will form the major part of the Fund's investments are described below:

    U.S. GOVERNMENT AGENCY SECURITIES: Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

    U.S. TREASURY BILLS: U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are sold on a discount basis; the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

    CERTIFICATES OF DEPOSIT: A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

    COMMERCIAL PAPER: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

    BANKERS' ACCEPTANCES: A bankers' acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank, that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

    Commercial paper rated A by Standard & Poor's Corporation ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average. Long-term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred by use of numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification.

DESCRIPTION OF CORPORATE BOND RATINGS

    Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. Here, as with AAA bonds, prices move with the long-term money market.

DESCRIPTION OF VALUE LINE FINANCIAL STRENGTH RATINGS

    A Value Line Financial Strength rating of A++, A+ or A indicates that the company is within the financially strongest one-third among approximately 1,700 companies followed by The Value Line Investment Survey. The ratings are based upon computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk and (c) company size plus the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all stock. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, quality of fixed charge coverage, stock price stability, and company size.

                         THE VALUE LINE CASH FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


    a. Financial Statements
       Included in Part A of this Registration Statement:
         Financial Highlights for each of the 10 years in the period ended
          December 31, 1997



       Incorporated by reference in Part B of this Registration Statement:*
         Schedule of Investments at December 31, 1997
        Statement of Assets and Liabilities at December 31, 1997
        Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended
          December 31, 1997 and 1996
        Notes to Financial Statements
        Financial Highlights for each of the five years in the period ended December 31, 1997
        Report of Independent Accountants


       Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.
---------

    * Incorporated by reference from the Annual Report to Shareholders for the year ended December 31, 1997.


    b. Exhibits
       16.  Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


    As of December 31, 1997, there were 14,438 record holders of the Registrant's Capital Stock ($.10 par value).


ITEM 27.  INDEMNIFICATION.

    Incorporated by reference from Post-Effective Amendment No. 11 (filed with the Commission March 3, 1988).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


            NAME                  POSITION WITH THE ADVISER                       OTHER EMPLOYMENT
----------------------------  ----------------------------------  ------------------------------------------------
Jean Bernhard Buttner         Chairman of the Board,              Chairman of the Board and Chief Executive
                              President and Chief Executive       Officer of Arnold Bernhard & Co., Inc.; 220 East
                              Officer                             42nd Street, New York, NY 10017; Chairman of the
                                                                  Value Line Funds and the Distributor
Samuel Eisenstadt             Senior Vice President and Director

David T. Henigson             Vice President, Treasurer and       Vice President and a Director of Arnold Bernhard
                              Director                            & Co., Inc. and the Distributor

Howard A. Brecher             Vice President, Secretary and       Vice President, Secretary, Treasurer and a
                              Director                            Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.           Director                            Retired Administrative Law Judge

William S. Kanaga             Director                            Retired Chairman of Arthur Young (now Ernst &
                                                                  Young)

W. Scott Thomas               Director                            Partner, Brobeck, Phleger & Harrison, attorneys,
                                                                  One Market Plaza, San Francisco, CA 94105

ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a)Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                                          (2)
                                     POSITION AND                (3)
              (1)                       OFFICES              POSITION AND
       NAME AND PRINCIPAL           WITH VALUE LINE          OFFICES WITH
        BUSINESS ADDRESS           SECURITIES, INC.           REGISTRANT
--------------------------------  -------------------  ------------------------
Jean Bernhard Buttner             Chairman of the      Chairman of the Board
                                  Board                and President

David T. Henigson                 Vice President and   Vice President,
                                  Director             Secretary and Treasurer

Stephen LaRosa                    Asst. Vice           Asst. Treasurer
                                  President

       The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c)Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Value Line, Inc., 220 East 42nd Street, New York, NY 10017 for records pursuant to Rule 31a-1(b)(4), (5), (6), (7), (10), (11), Rule 31a-(i). State
Street Bank and Trust Company, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141 for records pursuant to Rule 31a-1(b)(2)(iv), State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for all other records.

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information, constituting parts of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement"), of our report dated February 13, 1998 relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders of The Value Line Cash Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.


PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
April 21, 1998

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of April, 1998.


                                          THE VALUE LINE CASH FUND, INC.
                                           By:         DAVID T. HENIGSON
                                              ..................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURES                                          TITLE                             DATE
-----------------------------------------------  -----------------------------------------------  ----------------

               * JEAN B. BUTTNER                 Chairman, Director,                                April 21, 1998
               (JEAN B. BUTTNER)                   President and Chief
                                                   Executive Officer

              * JOHN W. CHANDLER                 Director                                           April 21, 1998
              (JOHN W. CHANDLER)

                * LEO R. FUTIA                   Director                                           April 21, 1998
                (LEO R. FUTIA)

               *DAVID H. PORTER                  Director                                           April 21, 1998
               (DAVID H. PORTER)

             * PAUL CRAIG ROBERTS                Director                                           April 21, 1998
             (PAUL CRAIG ROBERTS)

              * NANCY-BETH SHEERR                Director                                           April 21, 1998
              (NANCY-BETH SHEERR)

               DAVID T. HENIGSON                 Treasurer; Principal Financial                     April 21, 1998
                                                   and Accounting Officer
              (DAVID T. HENIGSON)


* By         DAVID T. HENIGSON
    ..................................

           (DAVID T. HENIGSON,
            ATTORNEY-IN-FACT)